SUPPLEMENT DATED September 1, 2026
TO THE PROSPECTUS FOR
PRINCIPAL® LIFETIME INCOME SOLUTIONS II VARIABLE ANNUITY
DATED September 1, 2026

We are issuing this Supplement to provide the For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages”) and GMWB Charges we will be offering during the period set forth below. This GMWB Charges and Percentages Supplement (this “Supplement”) replaces and supersedes any previously issued GMWB Charges and Percentages Supplement. This Supplement must be used in conjunction with an effective Principal® Lifetime Income Solutions II Variable Annuity prospectus.
The GMWB Charges and GMWB Percentages set forth below apply for applications signed between September 1, 2026 and September 30, 2026. The GMWB Charges and GMWB Percentages may be different than those listed below for applications signed after September 30, 2026. For that reason, it is important you have the GMWB Charges and Percentages Supplement with the most current GMWB Charges and GMWB Percentages as of the date you sign the application.
For contracts issued in all states except New York (for New York rates, please see page 3 of this supplement):
Target Income Protector:
Current annual rider charge: 1.55%

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
15	7.50%
16+	0.00%
For Life Withdrawal Benefit Payment Percentages

Age at First Withdrawal*	Single Life	Joint Life*
45-54	3.75%	3.25%
55-59	4.50%	4.00%
60-64	4.85%	4.60%
65-69	6.00%	5.50%
70-74	6.05%	5.55%
75-79	6.25%	5.75%
80+	6.50%	6.00%

Flexible Income Protector:
Current annual rider charge: 1.25%
For Life Withdrawal Benefit Payment Percentages

	If first withdrawal is taken less than or equal to 5 years after Contract issue date		If first withdrawal is taken more than 5 years after Contract issue date
Age of Covered Life at First Withdrawal*	Single Life	Joint Life*	Single Life	Joint Life*
45-54	3.70%	3.20%	4.20%	3.70%
55-59	4.45%	3.95%	4.95%	4.45%
60-64	4.80%	4.55%	5.30%	5.05%
65-69	5.70%	5.20%	6.65%	6.15%
70-74	6.00%	5.50%	7.15%	6.65%
75-79	6.20%	5.70%	7.20%	6.70%
80+	6.45%	5.95%	7.25%	6.75%

Flexible Income Protector Plus:
Current annual rider charge: 1.35%

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
1	5.00%
2	6.00%
3	7.00%
4	8.00%
5	10.00%
6	10.00%
7	10.00%
8+	0.00%
For Life Withdrawal Benefit Payment Percentages

Age of Covered Life at First Withdrawal*	Single Life	Joint Life*
45-54	3.60%	3.10%
55-59	4.35%	3.85%
60-64	4.70%	4.45%
65-69	5.75%	5.25%
70-74	5.80%	5.30%
75-79	6.10%	5.60%
80+	6.35%	5.85%
* Joint Life is based on age of younger covered life at first withdrawal.

Determining GMWB Charges and Percentages
The GMWB Charge and GMWB Percentages for your Contract will be determined as described in this paragraph so long as you satisfy the guidelines on submitting your application that are described in the statutory prospectus. The GMWB Charge and GMWB Percentages in effect on the date you sign the application will apply to your Contract except in the following situation:
If any of the GMWB Percentages in effect on the date we receive the money have increased from the GMWB Percentages in effect on the date you signed your application, you will receive the GMWB Charge and GMWB Percentages in effect on the date we receive the money, provided that no GMWB Percentages have decreased and the GMWB Charge has not changed during that time.
You will be notified if the GMWB Submission Guidelines are not satisfied, in which case we will provide you with the current GMWB Charges and Percentages Supplement, which will include the GMWB Charge and GMWB Percentages applicable to your Contract. Additional paperwork may be required.
The GMWB Percentages applicable to your Contract will not change for the life of your Contract and will be in a GMWB Charges and Percentages Supplement attached to your prospectus. We reserve the right to increase the GMWB Charge up to the maximum annual charge. See the statutory prospectus for more information.
For more information regarding the GMWB Charge, refer to the GMWB Charges for Rider Benefits provision of the prospectus. For more information regarding the GMWB Bonus and the For Life withdrawal benefit payment percentages, see the GMWB Bonus and Withdrawal Benefit Payment provisions of the prospectus.
For contracts issued in New York only:
Target Income Protector:
Current annual rider charge: 1.55%

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
10	6.50%
11+	0.00%
For Life Withdrawal Benefit Payment Percentages

Age at First Withdrawal*	Single Life	Joint Life*
45-54	3.50%	3.00%
55-59	4.25%	3.75%
60-64	4.60%	4.10%
65-69	5.70%	5.20%
70-74	6.10%	5.60%
75-79	6.60%	6.10%
80-84	7.20%	6.70%
85-89	7.95%	7.45%
90-94	8.95%	8.45%
95+	10.25%	9.75%

Flexible Income Protector:
Current annual rider charge: 1.25%
For Life Withdrawal Benefit Payment Percentages

	If first withdrawal is taken less than or equal to 5 years after Contract issue date		If first withdrawal is taken more than 5 years after Contract issue date
Age of Covered Life at First Withdrawal*	Single Life	Joint Life*	Single Life	Joint Life*
45-54	3.20%	2.70%	3.70%	3.20%
55-59	3.95%	3.45%	4.45%	3.95%
60-64	4.30%	3.80%	4.80%	4.30%
65-69	5.30%	4.80%	6.40%	5.90%
70-74	5.70%	5.20%	6.85%	6.35%
75-79	6.20%	5.70%	7.40%	6.90%
80-84	6.80%	6.30%	8.10%	7.60%
85-89	7.50%	7.00%	8.95%	8.45%
90-94	8.40%	7.90%	10.05%	9.55%
95+	9.60%	9.10%	11.50%	11.00%
Flexible Income Protector Plus: Current annual rider charge: 1.35%

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
1	4.00%
2	5.00%
3	6.00%
4	7.00%
5	9.00%
6	9.00%
7	9.00%
8+	0.00%
For Life Withdrawal Benefit Payment Percentages

Age of Covered Life at First Withdrawal*	Single Life	Joint Life*
45-54	3.35%	2.85%
55-59	4.10%	3.60%
60-64	4.45%	3.95%
65-69	5.40%	4.90%
70-74	5.80%	5.30%
75-79	6.30%	5.80%
80-84	6.90%	6.40%
85-89	7.60%	7.10%
90-94	8.55%	8.05%
95+	9.75%	9.25%
* Joint Life is based on age of younger covered life at first withdrawal.

Determining GMWB Charges and Percentages - for Contracts Where New York Regulation 60 Applies
For contract replacements where New York Regulation 60 applies, see Appendix F of the statutory prospectus for New York submission guidelines and information on determining GMWB Charges and GMWB Percentages. New York Regulation 60 is a regulation designed to protect New York consumers against unwanted or unnecessary replacements of existing life insurance or annuity contracts. New York Regulation 60 requires a person applying for an annuity contract in New York to authorize the insurance company to obtain information about any existing products/contracts they may own. The insurance company then must provide the consumer with disclosures comparing the existing contract(s) to the new one. The insurer must describe the reasons why the company or advisor is recommending the new annuity contract and the replacement of the existing one.
This Supplement should be read and retained with the prospectus for the Principal® Lifetime Income Solutions II Variable Annuity. If you would like another copy of the prospectus or a prior GMWB Charges and Percentages Supplement, write us at Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy. All GMWB Percentages Prospectus Supplements are also available on the EDGAR system at www.sec.gov (type file number 333-213890). Certain terms used in this Supplement have special meanings. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND
RETAINED FOR FUTURE REFERENCE

Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
1-800-852-4450